UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  October 28, 2011

NetSpend Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34915	20-2306550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1300, Austin, Texas	78701-2582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(512) 532-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

In October 2011, NetSpend Corporation, a wholly-owned subsidiary of NetSpend Holdings, Inc. (collectively, “NetSpend” or the “Company”) entered into a Program Services Agreement (the “Agreement”) with PayPal, Inc. (“PayPal”) under which NetSpend will act as the exclusive (subject to certain limited exceptions) provider of program management and processing services for PayPal-branded open loop, general purpose reloadable prepaid cards in the United States. The parties will commence marketing the PayPal-branded card in late 2011.  As part of the Agreement, NetSpend has agreed not to provide program management or processing services for prepaid cards marketed through retail channels by certain named competitors of PayPal. The Agreement has a five year term, subject to certain early termination rights in favor of each of the parties after the third year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.

Date: October 28, 2011	By:	/s/ George W. Gresham
George W. Gresham
Chief Financial Officer